                                                                    Exhibit 99.1


FOR IMMEDIATE RELEASE

Contact:
Marc Brailov
MicroStrategy Incorporated
(703) 770-1670
mbrailov@microstrategy.com
--------------------------


              MicroStrategy Announces Third Quarter 2001 Results

Earnings Results Exceed Expectations - Company On Track to Achieve Core-Business
                           Profitability in Q4 2001

     MCLEAN, Va., October 30, 2001 - MicroStrategy(R) Incorporated (NASDAQ:
MSTR), a leading worldwide provider of business intelligence software, today announced its financial results for the three-month period ending September 30, 2001, (the third quarter of its 2001 fiscal year) meeting its own previously announced expectations for revenue and exceeding pro forma earnings per share expectations.

     Sequentially, the third quarter of 2001 compares favorably to the second quarter of 2001, with pro forma net operating results improving by 42%. Both the consolidated business and the core business were EBITDA positive in the third quarter of 2001. The company reported revenues for the third quarter of 2001 of $44.2 million compared to $49.2 million in the second quarter of 2001. MicroStrategy reported a pro forma net operating loss, which excludes certain items, for the third quarter of $5.7 million, which is $0.06 per share, an 81% improvement from the third quarter of 2000.

     Consolidated earnings for the third quarter of 2001 (GAAP) was $36.1 million compared to a loss of $170.4 million in the third quarter of 2000. A reconciliation of GAAP to pro forma earnings is included in the attached financial statements.

     "With the third quarter financial results exceeding consensus expectations, MicroStrategy remains on track to achieve core-business pro forma profitability in Q4 2001," said Eric Brown, MicroStrategy President and CFO. Our balance sheet remains strong with $43 million in cash and our core business produced positive operating cash flow this quarter. We increased gross margins to 71% and have now reduced annualized operational expenses by more than $185 million since the middle of last year."

     "We have successfully implemented a comprehensive plan to substantially increase cost-efficiency and productivity - to do more with less," said Michael
J. Saylor, Chairman and CEO. He continued: "Our customer base continues to expand at a healthy rate and we maintained a 50:50 balance in new versus existing customer revenue for the quarter. Our technology continues to set industry standards and our latest 7.1 release won the PC Magazine, Editors' Choice award as the best business intelligence software. In the face of severe macroeconomic turbulence, we have configured our business to not only help us reach profitability on schedule, but also put us in the right position to build on our market and technological leadership in the years ahead."

Highlights for the third quarter 2001 include:

     Added 102 New Customers

     New customers include: American Healthways, Brasil Telecom, Cardinal Health, Delphi, Federal Highway Administration, IMS Health, Centers for Medicare & Medicaid Services, Merck & Co., Monsanto, Pfizer Inc., PPL Corporation, Sainsbury, Thomas Cook, and Tricon Global Restaurants.

     New deals with existing customers include: Clorox, Dupont, Edwards Life Sciences, Estee Lauder, First USA, Franklin Templeton Companies, Hallmark, Pharmacia & Upjohn, SuperValu, VeriSign, Inc., Verizon, Raley's, and VHA.

     Signed Agreements with 20 OEMs (Original Equipment Manufacturers) & Systems Integrators

     New partners include: Ascential Software, Dynamic Information Systems Corporation (DISC), Hycube, Infinis, Inc., Intellectual Capital, Inc., Magma Solutions, MG Solutions, Miriade, nSpin LLC, Quantisense, Systech Solutions, Inc., Teevra Technologies, Inc, and Vector Research, Inc.

     Won Major Technology Award

     In August, PC Magazine, a Ziff Davis Media publication, selected MicroStrategy 7.1 as its "Editors' Choice" for business intelligence software in a review of business intelligence software. MicroStrategy 7, the Scalable Business Intelligence Platform Built for the Internet(TM), outperformed its competition and was given the highest rating of four stars in this report, which included Cognos(R) Business Intelligence Platform, Brio(R) Enterprise 6.2.2, and Crystal(R) Enterprise 8.0, each of which received a 3-star rating.

     Introduced Enterprise Manager

     MicroStrategy introduced Enterprise Manager, allowing organizations to monitor and run detailed reports about their business intelligence deployments. Companies benefit from the ease Enterprise Manager brings to monitoring, analyzing, and optimizing business intelligence applications, particularly when deploying to growing user communities. Using Enterprise Manager, administrators can determine ways to improve the performance of their reporting applications. This information enables them to appropriately allocate system resources, assess performance improvements over time, and determine the impact of their data warehouse investment on their organization.

Outlook and Financial Guidance Information
------------------------------------------

The following statements are subject to risks and uncertainties described at the end of this press release.

Management offers the following guidance for the consolidated operations of MicroStrategy, including its Strategy.com segment, for the quarter ending December 31, 2001, which supersedes any previously announced guidance as to the Company's expectations for the operations of the core MicroStrategy business for 2001:

     Revenue is expected to be in the range of approximately $40 to $44 million. Pro forma results of operations, excluding special charges, are expected to range from approximately a loss of $4 million to breakeven. Pro forma earnings per share, excluding special charges, are expected to range from a loss of approximately $0.04 per share to $0.00 per share. Average share count in the quarter using the basic shares method is expected to be approximately 93-94 million.

Management offers the following guidance for the operations of the core MicroStrategy business, excluding the Strategy.com segment, for the quarter ending December 31, 2001, which supersedes any previously announced guidance as to the Company's expectations for the operations of the core MicroStrategy business for 2001:

     Revenue is expected to be in the range of approximately $38 to $42 million. Pro forma results of operations and pro forma earnings per share, excluding special charges, are expected to be above breakeven.

Management offers the following guidance for the full year 2002, which supersedes any previously announced guidance as to the Company's expectations for financial results for 2002:

     Consolidated revenue is expected to be in the range of approximately $160 to $175 million. Consolidated pro forma earnings per share, excluding special charges, are expected to be at approximately breakeven. The Company expects that the pro forma results of operations of the core MicroStrategy business, excluding the Strategy.com segment, will be profitable for the full year 2002. The Company also expects that by the middle of 2002, its Strategy.com segment will contribute, on a quarterly basis, a pro forma loss of no more than $0.02 per share to the consolidated earnings per share results. The Company expects to be operating cash flow positive in the second half of 2002.

The attached summary of financial highlights compares the 2001 third quarter results to the same period last year.

MicroStrategy will hold a conference call chaired by Michael Saylor today at 5:30 p.m. (EST). Domestically, dial 877-597-9704 and mention Michael Saylor as the chairperson prior to 5:30 p.m. EST, or for 48-hour playback access, dial 800-642-1687 with the access code 2042136. Internationally, dial 706-634-6550 and mention Michael Saylor as the chairperson prior to 5:30 p.m. EST, or for 48-hour playback, dial 706-645-9291 with the access code 2042136. For a live Webcast or replay of the call, visit -- http://www.microstrategy.com/investor or http://www.streetevents.com for StreetEvents subscribers.

About MicroStrategy Incorporated

     Leadership in a Critical Market: Founded in 1989, MicroStrategy is a worldwide leader in the increasingly critical business intelligence software market. Large and small companies alike are harnessing MicroStrategy's business intelligence software to gain vital insights from their data to help them proactively enhance cost-efficiency, productivity and customer relations and optimize revenue-generating strategies. MicroStrategy's business intelligence platform offers exceptional capabilities that provide organizations -- in virtually all facets of their operations -- with user-friendly solutions to their data query, reporting, and advanced analytical needs, and distributes valuable insight on this data to users via Web, wireless, and voice. PC Magazine recently selected MicroStrategy 7(TM) as the 2001 "Editors' Choice" for business intelligence software.

     Built for the Internet: MicroStrategy 7(TM) is the Scalable Business Intelligence Platform Built for the Internet(TM). Its pure-Web architecture provides Web reporting, security, performance and standards that are critical for Web deployment. Within intranets, MicroStrategy's products provide employees with information to enable them to make better, more cost-effective business decisions. In extranets, enterprises can use MicroStrategy 7 to build stronger relationships by linking customers and suppliers via the Internet.

     Diverse Customer Base: MicroStrategy's customer base cuts across industry and sector lines, with approximately 1,400 enterprise-class customers, including Lowe's Home Improvement Warehouse, AT&T Wireless Group, Wachovia and GlaxoSmithKline. MicroStrategy also has relationships with over 400 systems integrators and application development and platform partners, including IBM, PeopleSoft, Compaq, Informatica and JD Edwards.

MicroStrategy is listed on Nasdaq under the symbol MSTR. For more information on the company, or to purchase or demo MicroStrategy's software, please visit MicroStrategy's Web site at http://www.microstrategy.com

MicroStrategy, MicroStrategy 7, and Scalable Business Intelligence Platform Built for the Internet are either trademarks or registered trademarks of MicroStrategy Incorporated in the United States and certain other countries. Other product and company names mentioned herein may be the trademarks of their respective owners.

This press release may include statements that may constitute "forward-looking statements," including its estimates of future business prospects or financial results and statements containing the words "believe," "estimate," "project," "expect" or similar expressions. Forward-looking statements inherently involve risks and uncertainties that could cause actual results of MicroStrategy Incorporated and its subsidiaries (collectively, the "Company") to differ materially from the forward-looking statements. Factors that could contribute to such differences include: the possibility that the conditions to the securities class action and shareholder derivative settlement agreements will not be satisfied; the Company's ability to secure financing for its current operations and long-term plans on acceptable terms; the ability of the Company to implement and achieve widespread customer acceptance of its MicroStrategy 7 software on a timely basis; the Company's ability to recognize deferred revenue through delivery of products or satisfactory performance of services; continued acceptance of the Company's products in the marketplace; the timing of significant orders; delays in the Company's ability to develop or ship new products; market acceptance of new products; competitive factors; general economic conditions; currency fluctuations and other risks detailed in the Company's registration statements and periodic reports filed with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

                                      ###

                            MICROSTRATEGY INCORPORATED
                       CONSOLIDATED STATEMENTS OF OPERATIONS
                       (in thousands, except per share data)
                                    (unaudited)

                                                                          Three Months Ended              Nine Months Ended
                                                                              September 30,                 September 30,
                                                                      -----------------------------   ------------------------
                                                                             2001        2000            2001        2000
                                                                      -----------------------------   ------------------------
Revenues
Product licenses                                                         $   16,559   $  28,124     $   57,335     $   75,964
Product support and other services                                           27,639      36,731         87,456         89,850
                                                                         ----------   ---------     ----------     ----------
  Total revenues                                                             44,198      64,855        144,791        165,814
                                                                         ----------   ---------     ----------     ----------
Cost of Revenues
Product licenses                                                              1,145         120          3,443          1,117
Product support and other services                                           11,736      26,153         44,493         63,690
                                                                         ----------   ---------     ----------     ----------
  Total cost of revenues                                                     12,881      26,273         47,936         64,807
                                                                         ----------   ---------     ----------     ----------
Gross profit                                                                 31,317      38,582         96,855        101,007
                                                                         ----------   ---------     ----------     ----------
Operating Expenses
Sales and marketing                                                          16,001      36,419         65,539        116,274
Research and development                                                      8,814      16,031         32,539         48,044
General and administrative                                                    9,252      17,108         34,339         46,611
Restructuring and impairment charges                                          2,907      10,835         46,010         10,835
Amortization of goodwill and intangible assets                                4,248       4,798         12,746         12,946
                                                                         ----------   ---------     ----------     ----------
  Total operating expenses                                                   41,222      85,191        191,173        234,710
                                                                         ----------   ---------     ----------     ----------

Loss from operations                                                         (9,905)    (46,609)       (94,318)      (133,703)

Financing & Other Income (Expense)
Net interest                                                                   (989)      1,360           (546)         2,251
Loss on investments                                                            (923)     (8,985)        (2,253)        (7,629)
Reduction in (provision for) estimated cost of litigation settlement          7,046    (113,700)        41,652       (113,700)
Minority interest                                                              (779)          -         (3,108)             -
Other income, net                                                               554          56             45            161
                                                                         ----------   ---------     ----------     ----------
  Total financing & other income (expense)                                    4,909    (121,269)        35,790       (118,917)
                                                                         ----------   ---------     ----------     ----------

Loss before income taxes                                                     (4,996)   (167,878)       (58,528)      (252,620)
  Provision for income taxes                                                  1,003         350          1,340            600
                                                                         ----------   ---------     ----------     ----------

Net loss                                                                     (5,999)   (168,228)       (59,868)      (253,220)
  Dividends on and accretion of Series A, B, C, D and E convertible
    preferred stock                                                          (2,789)     (2,188)        (7,311)        (2,500)
  Net gain on refinancing of Series A redeemable convertible
    preferred stock                                                               -           -         29,370              -
  Gain on early redemption of mandatorily redeemable convertible
    preferred stock of consolidated subsidiary                               44,923           -         44,923              -
  Preferred stock beneficial conversion feature                                   -           -              -        (19,375)
                                                                         ----------   ---------     ----------     ----------
Net income (loss) attributable to common stockholders                    $   36,135   $(170,416)    $    7,114     $ (275,095)
                                                                         ==========   =========     ==========     ==========
Earnings (loss) per share, excluding dilutive participating
  convertible securities                                                 $     0.40   $   (2.13)    $     0.08     $    (3.46)
                                                                         ==========   =========     ==========     ==========
Weighted average shares outstanding, excluding dilutive participating
  convertible securities                                                     89,452      79,975         84,693         79,546
                                                                         ==========   =========     ==========     ==========
Supplemental Data

Pro Forma Net Operating Loss                                             $   (5,665)  $ (29,910)    $  (39,225)    $ (108,110)

Pro Forma Net Operating Loss per share                                   $    (0.06)  $   (0.37)    $    (0.46)    $    (1.36)


Supplemental Pro Forma Net Operating Loss data excludes charges for restructuring and impairment charges, amortization of goodwill and intangible assets, loss on investments, reduction in (provision for) estimated cost of litigation settlement, minority interest, dividends on and accretion of Series A, B, C, D and E convertible preferred stock, net gain on refinancing of Series A redeemable convertible preferred stock, gain on early redemption of mandatorily redeemable convertible preferred stock of consolidated subsidiary, preferred stock beneficial conversion feature, and other non-recurring items.

                            MICROSTRATEGY INCORPORATED
                            CONSOLIDATED BALANCE SHEETS
                       (in thousands, except per share data)


                                                                                        September 30,       December 31,
                                                                                            2001               2000
                                                                                         (unaudited)         (audited)
                                                                                         -----------         ---------
Assets
Current assets
  Cash and cash equivalents                                                              $  42,166          $  67,685
  Restricted cash                                                                              603             25,884
  Short-term investments                                                                       361              1,085
  Accounts receivable, net                                                                  24,043             49,061
  Prepaid expenses and other current assets                                                  7,548             11,158
                                                                                         ---------          ---------
Total current assets                                                                        74,721            154,873
Property and equipment, net                                                                 28,860             61,409
Long-term investments                                                                          250              5,271
Goodwill and intangible assets, net of accumulated
   amortization of $30,916 and $18,170 respectively                                         21,542             34,300
Deposits and other assets                                                                    3,268              3,234
                                                                                         ---------          ---------
Total Assets                                                                             $ 128,641          $ 259,087
                                                                                         =========          =========
Liabilities and Stockholders' Equity (Deficit)
Current liabilities
  Accounts payable and accrued expenses                                                  $  30,804          $  35,025
  Accrued restructuring costs                                                               11,134                  -
  Accrued compensation and employee benefits                                                13,662             26,929
  Deferred revenue and advance payments                                                     42,032             50,303
  Working capital line of credit                                                             1,097                  -
                                                                                         ---------          ---------
Total current liabilities                                                                   98,729            112,257
Deferred revenue and advance payments                                                       16,351             31,260
Accrued litigation settlement                                                               57,082             99,484
Other long-term liabilities                                                                  3,560              1,509
Accrued restructuring costs                                                                  3,338                  -
                                                                                         ---------          ---------
Total Liabilities                                                                          179,060            244,510
                                                                                         ---------          ---------
Series A redeemable convertible preferred stock                                              6,322            119,585
Series B redeemable convertible preferred stock                                             32,263                  -
Series C redeemable convertible preferred stock                                             25,745                  -
Series D redeemable convertible preferred stock                                              4,332                  -
Mandatorily redeemable convertible preferred stock of consolidated subsidiary                    -             40,530
Stockholders' equity (deficit):
  Preferred stock undesignated; $.001 par value;
     4,973 shares authorized; no shares issued or outstanding                                    -                  -
  Class A common stock; $.001 par value; 330,000
     shares authorized; 42,672 and 28,736 shares
     issued and outstanding, respectively                                                       43                 29
  Class B common stock; $.001 par value; 165,000
    shares authorized; 49,421 and 52,033 shares
    issued and outstanding, respectively                                                        49                 52
  Additional paid-in capital                                                               239,892            152,821
  Deferred compensation                                                                       (121)              (624)
  Accumulated other comprehensive income                                                       183              1,443
  Accumulated deficit                                                                     (359,127)          (299,259)
                                                                                         ---------          ---------
Total Stockholders' Equity (Deficit)                                                      (119,081)          (145,538)
Total Liabilities and Stockholders' Equity (Deficit)                                     $ 128,641          $ 259,087
                                                                                         =========          =========

                           MICROSTRATEGY INCORPORATED
     Reconciliation of net income (loss) attributable to common stockholders to Pro forma net operating loss
                      (in thousands, except per share data)
                                   (unaudited)

                                                                               Three Months Ended          Nine Months Ended
                                                                                  September 30,              September 30,
                                                                              --------------------       ----------------------
                                                                               2001          2000          2001         2000
                                                                              --------------------       ----------------------
Net income (loss) attributable to common stockholders                       $ 36,135      $(170,416)    $   7,114    $ (275,095)
  Restructuring and impairment charges                                         2,907         10,835        46,010        10,835
  Amortization of goodwill and intangible assets                               4,248          4,798        12,746        12,946
  Loss on investments                                                            923          8,985         2,253         7,629
  Reduction in (provision for) estimated cost of litigation settlement        (7,046)       113,700       (41,652)      113,700
  Minority interest                                                              779              -         3,108             -
    Dividends on and accretion of Series A, B, C, D and E convertible
      preferred stock                                                          2,789          2,188         7,311         2,500
    Net gain on refinancing of Series A redeemable convertible
      preferred stock                                                              -              -       (29,370)            -
    Gain on early redemption of mandatorily redeemable convertible
      preferred stock of consolidated subsidiary                             (44,923)             -       (44,923)            -
    Preferred stock beneficial conversion feature                                  -              -             -        19,375
  Other non-recurring items                                                   (1,477)             -        (1,822)            -

Pro forma net operating loss                                                $ (5,665)     $ (29,910)     $(39,225)   $ (108,110)
                                                                            ========      =========      ========    ==========


                                                    MICROSTRATEGY INCORPORATED
                                               CONSOLIDATING STATEMENT OF OPERATIONS
                                               (in thousands, except per share data)
                                                            (unaudited)


                                                                                      Three Months Ended
                                                                                      September 30, 2001
                                                              -------------------------------------------------------------
                                                                Core         Non-Core       Eliminations      Consolidated
                                                              --------       ---------      ------------      -------------
Revenues
Product licenses                                              $ 15,160       $ 1,399         $     -           $ 16,559
Product support and other services                              25,912         1,727               -             27,639
                                                              --------       -------         -------           --------
  Total revenues                                                41,072         3,126               -             44,198

Cost of Revenues
Product licenses                                                 1,136             9               -              1,145
Product support and other services                               9,203         2,533               -             11,736
                                                              --------       -------         -------           --------
  Total cost of revenues                                        10,339         2,542               -             12,881
                                                              --------       -------         -------           --------
Gross profit                                                    30,733           584               -             31,317
                                                              --------       -------         -------           --------
Operating Expenses
Sales and marketing                                             15,497           504               -             16,001
Research and development                                         7,539         1,275               -              8,814
General and administrative                                       8,872           380               -              9,252
Restructuring and impairment charges                             2,972           (65)              -              2,907
Amortization of goodwill and intangible assets                   4,248             -               -              4,248
                                                              --------       -------         -------           --------
  Total operating expenses                                      39,128         2,094               -             41,222
                                                              --------       -------         -------           --------
Loss from operations                                            (8,395)       (1,510)              -             (9,905)

Financing & Other Income (Expense)
Net interest                                                    (1,189)          200               -               (989)
Loss on investments                                               (923)            -               -               (923)
Reduction in (provision for) estimated cost of
  litigation settlement                                          7,046             -                              7,046
Minority interest                                                    -             -            (779)              (779)
Other (expense) income, net                                       (923)        1,477               -                554
                                                              --------       -------         -------           --------
  Total financing & other income (expense)                       4,011         1,677            (779)             4,909
                                                              --------       -------         -------           --------
(Loss) income before income taxes                               (4,384)          167            (779)            (4,996)
  Provision for income taxes                                     1,003             -               -              1,003
                                                              --------       -------         -------           --------
Net (loss) income                                               (5,387)          167            (779)            (5,999)
  Dividends on and accretion of Series A, B, C, D
    and E convertible preferred stock                           (2,789)         (779)            779             (2,789)

  Net gain on refinancing of Series A redeemable
    convertible preferred stock                                      -             -               -                  -
  Gain on early redemption of mandatorily redeemable
    convertible preferred stock of consolidated
    subsidiary                                                  44,923             -               -             44,923
  Preferred stock beneficial conversion feature                      -             -               -                  -
                                                              --------       -------         -------           --------
Net income (loss) attributable to common stockholders         $ 36,747       $  (612)        $     -           $ 36,135
                                                              ========       =======         =======           ========
Earnings per share, excluding dilutive participating
  convertible securities                                                                                       $   0.40
                                                                                                               ========
Weighted average shares outstanding, excluding dilutive
  participating convertible securities                                                                           89,452
                                                                                                               ========
Supplemental Data
Pro Forma Net Operating Loss                                 $ (4,290)       $(1,375)        $     -           $ (5,665)
Pro Forma Net Operating Loss per share                                                                         $  (0.06)

Supplemental Pro Forma Net Operating Loss data excludes charges for restructuring and impairment charges, amortization of goodwill and intangible assets, loss on investments, provision for litigation settlement, minority interest, dividends on and accretion of Series A, B, C, D and E convertible preferred stock, net gain on refinancing of Series A redeemable convertible preferred stock, gain on early redemption of mandatorily redeemable convertible preferred stock of consolidated subsidiary, preferred stock beneficial conversion feature, and other non-recurring items.

The Non-Core segment includes Strategy.com and other non-core R&D activities.

                          MICROSTRATEGY INCORPORATED
              Reconciliation of Net income (loss) attributable to
                   common stockholders to Pro forma net loss
                     (in thousands, except per share data)
                                  (unaudited)

                                                                                               Three Months Ended
                                                                                               September 30, 2001
                                                                           ------------------------------------------------------
                                                                               Core      Non-Core    Eliminations    Consolidated
                                                                           ----------  -----------   ------------    ------------
Net income (loss) attributable to common stockholders                        $ 36,747     $   (612)       $     -        $ 36,135

Restructuring and impairment charges                                            2,972          (65)             -           2,907
Amortization of goodwill and intangible assets                                  4,248            -              -           4,248
Loss on investments                                                               923            -              -             923
Reduction in (provision for) estimated cost of litigation settlement           (7,046)           -              -          (7,046)
Minority interest                                                                   -            -            779             779
Dividends on and accretion of Series A, B, C, D and E convertible
   preferred stock                                                              2,789          779           (779)          2,789
Net gain on refinancing of Series A redeemable convertible
   preferred stock                                                                  -            -              -               -
Gain on early redemption of mandatorily redeemable convertible
   preferred stock of consolidated subsidiary                                 (44,923)           -              -         (44,923)
Preferred stock beneficial conversion feature                                       -            -              -               -
Other non-recurring items                                                           -       (1,477)             -          (1,477)
                                                                             --------      --------       -------        --------
Pro forma net operating loss                                                 $ (4,290)    $ (1,375)       $     -        $ (5,665)
                                                                             ========     ========        =======        ========

                          MICROSTRATEGY INCORPORATED
                     CONSOLIDATING STATEMENT OF OPERATIONS
                     (in thousands, except per share data)
                                  (unaudited)

                                                                                Nine Months Ended
                                                                                September 30, 2001
                                                       -----------------------------------------------------------------
                                                          Core           Non-Core         Eliminations      Consolidated
                                                       ----------       ----------        ------------      ------------
Revenues
Product licenses                                         $ 54,074       $   3,261          $                 $  57,335
Product support and other services                         83,107           4,349                  -            87,456
                                                         --------       ---------          ---------         ---------
  Total revenues                                          137,181           7,610                  -           144,791
                                                         --------       ---------          ---------         ---------
Cost of Revenues                                                                                   -
Product licenses                                            2,997             446                                3,443
Product support and other services                         34,623           9,870                  -            44,493
                                                         --------       ---------          ---------         ---------
  Total cost of revenues                                   37,620          10,316                  -            47,936
                                                         --------       ---------          ---------         ---------
Gross profit (loss)                                        99,561          (2,706)                 -            96,855
                                                         --------       ---------          ---------         ---------
Operating Expenses
Sales and marketing                                        62,272           3,267                  -            65,539
Research and development                                   24,438           8,101                  -            32,539
General and administrative                                 31,259           3,080                  -            34,339
Restructuring costs and other special charges              26,160          19,850                  -            46,010
Amortization of goodwill and intangible assets             12,746               -                  -            12,746
                                                         --------       ---------          ---------         ---------
  Total operating expenses                                156,875          34,298                  -           191,173
                                                         --------       ---------          ---------         ---------
Loss from operations                                      (57,314)        (37,004)                 -           (94,318)

Financing & Other Income (Expense)
Net interest                                               (1,652)          1,106                  -              (546)
Loss on investments                                        (2,253)              -                  -            (2,253)
Reduction in (provision for) estimated cost of
 litigation settlement                                     41,652               -                  -            41,652
Minority interest                                               -               -             (3,108)           (3,108)
Other (expense) income, net                                (1,432)          1,477                  -                45
                                                         --------       ---------          ---------         ---------
  Total financing & other income (expense)                 36,315           2,583             (3,108)           35,790
                                                         --------       ---------          ---------         ---------
Loss before income taxes                                  (20,999)        (34,421)             3,108           (58,528)
  Provision for income taxes                                1,340               -                  -             1,340
                                                         --------       ---------          ---------         ---------
Net loss                                                  (22,339)        (34,421)            (3,108)          (59,868)
  Dividends on and accretion of Series A, B, C, D and E
    convertible preferred stock                            (7,311)         (3,108)             3,108            (7,311)
  Net gain on refinancing of Series A redeemable
    convertible preferred stock                            29,370               -                  -            29,370
  Gain on early redemption of mandatorily redeemable
    convertible preferred stock of consolidated
    subsidiary                                             44,923               -                  -            44,923
  Preferred stock beneficial conversion feature                 -               -                  -                 -
                                                         --------       ---------          ---------         ---------
Net income (loss) attributable to common stockholders    $ 44,643       $ (37,529)         $       -         $   7,114
                                                         ========       =========          =========         =========
Earnings per share, excluding dilutive participating
  convertible securities                                                                                     $    0.08
                                                                                                             =========
Weighted average shares outstanding, excluding dilutive
  participating convertible securities                                                                          84,693
                                                                                                             =========
Supplemental Data
Pro Forma Net Operating Loss                             $(23,177)      $ (16,048)         $       -         $ (39,225)
Pro Forma Net Operating Loss per share                                                                       $   (0.46)

Supplemental Pro Forma Net Operating Loss data excludes charges for restructuring and impairment charges, amortization of goodwill and intangible assets, loss on investments, provision for litigation settlement, minority interest, dividends on and accretion of Series A, B, C, D and E convertible preferred stock, net gain on refinancing of Series A redeemable convertible preferred stock, gain on early redemption of mandatorily redeemable convertible preferred stock of consolidated subsidiary, preferred stock beneficial conversion feature, and other non-recurring items.

The Non-Core segment includes Strategy.com and other non-core R&D activities.

                           MICROSTRATEGY INCORPORATED
     Reconciliation of Net income (loss) attributable to common stockholders to Pro forma net operating loss
                      (in thousands, except per share data)
                                   (unaudited)


                                                                                           Nine Months Ended
                                                                                           September 30, 2001
                                                                           -------------------------------------------------------
                                                                              Core       Non-Core      Eliminations   Consolidated
                                                                              ----       --------      ------------   ------------
Net income (loss) attributable to common stockholders                      $  44,643    $ (37,529)      $      -        $  7,114

 Restructuring costs and other special charges                                26,160       19,850              -          46,010
 Amortization of goodwill and intangible assets                               12,746            -              -          12,746
 Loss on investments                                                           2,253            -              -           2,253
 Reduction in (provision for) estimated cost of litigation settlement        (41,652)           -              -         (41,652)
 Minority interest                                                                 -            -          3,108           3,108
 Dividends on and accretion of Series A, B, C, D and E convertible
    preferred stock                                                            7,311        3,108         (3,108)          7,311
 Net gain on refinancing of Series A redeemable convertible
    preferred stock                                                          (29,370)           -              -         (29,370)
 Gain on early redemption of manditorily redeemable convertible
    preferred stock of consolidated subsidiary                               (44,923)           -              -         (44,923)
 Preferred stock beneficial conversion feature                                     -            -              -               -
 Other non-recurring items                                                      (345)      (1,477)             -          (1,822)
                                                                           ---------    ---------       --------        --------
Pro forma net operating loss                                               $ (23,177)   $ (16,048)      $      -        $(39,225)
                                                                           =========    =========       ========        ========